Supplement to the prospectuses

November 26, 2008

Dear Investor,

On November 24, 2008, the US Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. The board of each fund listed below (each a “fund”) has approved the fund’s continued participation in the Program, and as a result, each fund will apply to have the coverage extended. As a result, the prospectus for each fund referenced below is being supplemented.

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program, the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program during the extension period (December 19, 2008 through April 30, 2009), each fund will pay a non-refundable extension participation payment, which amounts to 0.015% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00).

The Program is designed to address temporary dislocations in credit markets. The Program now exists through April 30, 2009, but the Secretary of the Treasury can determine to extend the Program up to the close of business on September 18, 2009. If the Program is further extended, each fund can renew its participation and, upon payment of an additional participation fee, maintain coverage during any additional extension of the Program. The amount of any such additional fee, if the Program is further extended, would be announced by the Treasury at a later date. If the Secretary chooses not to renew the Program further, the Program will terminate on April 30, 2009.

Prior supplements dated October 9, 2008, and November 5, 2008, contain additional information regarding the Program.

None of this supplement, the below-referenced prospectuses, or a fund itself are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Fund Name	Date of Prospectus
UBS Cashfund Inc.	July 29, 2008
UBS RMA Money Fund Inc. - UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2008
UBS Managed Municipal Trust - UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2008
UBS Municipal Money Market Series - UBS RMA New Jersey Municipal Money Fund	August 29, 2008
UBS RMA Tax-Free Fund Inc.	August 29, 2008

UBS Money Series - UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund

August 28, 2008
UBS Master Series, Inc. - UBS Money Market Fund	June 27, 2008

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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